BLACKROCK FUNDS II

BlackRock GNMA Portfolio

(the “Fund”)

Supplement dated March 19, 2013

to the Summary Prospectus dated January 28, 2013

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The second sentence of the first paragraph in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund invests primarily in securities issued by the GNMA as well as other U.S. Government securities.

The third paragraph in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund measures its performance against the Barclays GNMA MBS Index (the benchmark). Under normal circumstances, the Fund seeks to maintain an average portfolio duration that is within ±1 year of the duration of the benchmark.

Shareholders should retain this Supplement for future reference.

SPRO-GNMA-0313SUP